AMENDMENT TO
                  STOCK PURCHASE AGREEMENT


          This Amendment to Stock Purchase Agreement is made on October 7, 1993 by and among ALLEGHANY CORPORATION, a Delaware corporation, THE CONTINENTAL CORPORATION, a New York corporation, GOLDMAN, SACHS & CO. and certain funds which Goldman, Sachs & Co. either control or of which they are general partner, UNDERWRITERS RE HOLDINGS CORP., a Delaware corporation, and UNDERWRITERS RE CORPORATION, a Delaware corporation. All capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Stock Purchase Agreement, as defined below.

                    W I T N E S S E T H :

          WHEREAS, the parties hereto have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of July 28, 1993; and

          WHEREAS, the parties hereto desire to amend the Stock Purchase Agreement to accurately reflect the number of shares of Common Stock of NHC to be issued and outstanding as of the Closing Date;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements and provisions contained herein, the parties hereto agree as follows:

          1. Amendment. It is understood and agreed that all references in the Stock Purchase Agreement to the number "9,282,130" as it relates to the number of shares of Common Stock of NHC to be issued and outstanding as of the Closing Date be and hereby are amended to be "9,282,129". It is further understood and agreed that any breach or default that would have occurred absent this Amendment to Stock Purchase Agreement be and hereby is waived.

          2.   Effectiveness.  This Amendment to Stock
Purchase Agreement shall be deemed to be effective, upon execution of the parties below, as of July 28, 1993.

          3.   Governing Law.  This Amendment to Stock
Purchase Agreement shall be governed by and construed in accordance with the laws and in the manner contemplated by the Stock Purchase Agreement.

          IN WITNESS WHEREOF, each party hereto has caused this Amendment to Stock Purchase Agreement to be duly executed on the date first above written.

                              ALLEGHANY CORPORATION



                              By:  /s/David B. Cuming
                              Title:  Senior Vice President


                              THE CONTINENTAL CORPORATION



                              By:  /s/Wayne H. Fisher
                              Title:  Executive Vice President


                              STONE STREET FUND 1986
                              BY: Stone Street Advisors Corp.,
                                  General Partner



                              By:  /s/Carla Skodinski
                              Title: Vice President


                              STONE STREET FUND 1987
                              BY: Stone Street Capital Corp.,
                                  General Partner



                              By:  /s/Carla Skodinski
                              Title: Vice President


                              BROAD STREET INVESTMENT
                                FUND I, L.P.
                              BY: Goldman, Sachs & Co.,
                                  General Partner


                              By:  /s/Richard A. Friedmen
                              Title: Partner




                              BRIDGE STREET FUND 1986
                              BY: Stone Street Advisors Corp.,
                                  Managing General Partner



                              By:  /s/Carla Skodinski
                              Title: Vice President


                              BRIDGE STREET FUND 1987
                              BY: Stone Street Capital Corp.,
                                  Managing General Partner



                              By:  /s/Carla Skodinski
                              Title: Vice President


                              GOLDMAN, SACHS & CO.



                              By:  Richard A. Friedman
                              Title: General Partner


                              UNDERWRITERS RE HOLDINGS CORP.



                              By:  /s/Peter A. Bengelsdorf
                              Title:  Chief Financial Officer


                              UNDERWRITERS RE CORPORATION



                              By:  /s/Peter A. Bengelsdorf
                              Title:  Chief Financial Officer